SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: August 8, 2003
                (Date of earliest event reported) August 5, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                333-23769                      73-1513309
(State or other jurisdiction    (Commission                   (IRS Employer
     of incorporation)          File Number)                Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Information To Be Included in the Report

Item 7. Financial Statements and Exhibits.

Exhibit No.        Description
-----------        -----------

99.1        Registrant's press release dated August 5, 2003.

Item 9. Regulation FD Disclosure

     On August 5, 2003, the registrant issued a press release containing information regarding it results of operation for the three months ended June 30, 2003, and it financial condition as of June 30, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DOBSON COMMUNICATIONS CORPORATION


                                   By  RONALD L. RIPLEY
                                       Ronald L. Ripley, Vice President
                                       and Senior Corporate

August 5, 2003

                                 EXHIBIT INDEX

Exhibit
No.        Description                       Method of Filing
---        -----------                       ----------------

99.1    Press release dated August 5, 2003  Filed herewith electronically